UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2013

Neohydro Technologies Corp.

 (Exact name of registrant as specified in its charter)

Nevada	000-53669	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

2200 Yarbrough Avenue, Suite B 305, El Paso TX	79925
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (805) 857-1074

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .     Written communications pursuant to Rule 425 under the Securities Act

      .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On June 17, 2013, the corporation entered into a funding agreement with Craigstone, Ltd. under which Craigstone agrees to purchase $100,000 worth of newly issued common shares of the corporation at $0.03 per share within 90 days (which may be extended by consent of both parties to 120 days) and received a 2 year warrant for an additional $100,000 worth of shares at $0.03.

Exhibits

      No.   Exhibits

      ---      --------

      99     Funding Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated 6/19/2013

Neohydro Technologies Corp.

By: /s/ David Gasparine

       David Gasparine, President

EXHIBIT INDEX

      No.   Exhibits

      ---     --------

      99     Funding Agreement